INCOME TAXES - Deferred Tax Assets and Liabilities (Details) - USD ($)	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets (liabilities):
Net operating loss carryforward	$ 8,135,900	$ 3,842,900
Stock compensation expense	4,169,200	3,379,000
Research and development tax credit	874,400
Intangible assets	95,300	23,600
Total gross deferred tax assets	13,274,800	7,245,500
Valuation allowance	(13,274,100)	(7,061,600)
Property and equipment	(700)	(183,900)
Net deferred tax assets (liabilities)	$ 0	$ 0